UNITED STATES
SECURITIES AND EXCHANGE COMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒        Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
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☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

GUARANTY BANCSHARES, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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201 South Jefferson Street
Mount Pleasant, Texas 75455
NOTICE OF 2018 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON WEDNESDAY, MAY 16, 2018
The 2018 Annual Meeting of Shareholders (the “Meeting”) of Guaranty Bancshares, Inc. (the “Company”) will be held at 100 West Arkansas Street, Mount Pleasant, Texas 75455, on Wednesday, May 16, 2018, beginning at 1:00 p.m. (local time), for the following purposes:

1.	To elect five Class III directors to serve on the board of directors of the Company until the Company’s 2021 Annual Meeting of Shareholders or until their successors are duly elected and qualified;

2.    To ratify the appointment of Whitley Penn LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2018; and

3.	To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

The close of business on March 19, 2018 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or at any adjournments thereof. A list of shareholders entitled to vote at the Meeting will be available for inspection by any shareholder at the main office of the Company during ordinary business hours for a period of at least ten days prior to the Meeting.

You are cordially invited and urged to attend the Meeting. Regardless of whether you plan to attend the Meeting, you are urged to sign and date the enclosed proxy and return it promptly in the enclosed envelope. If you attend the Meeting, you may vote in person, regardless of whether you have given your proxy. Your proxy may be revoked at any time before it is voted.

By Order of the Board of Directors,

Ty Abston
    Chairman of the Board & CEO

Mount Pleasant, Texas
April 5, 2018

YOUR VOTE IS IMPORTANT. To ensure your representation at the Meeting, you are urged to complete, date, and sign the enclosed proxy and return it in the accompanying envelope at your earliest convenience, regardless of whether you plan to attend the Meeting. No additional postage is necessary if the proxy is mailed in the United States. The proxy is revocable at any time before it is voted at the Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 16, 2018
This proxy statement, along with our Annual Report to Shareholders, including our Annual Report on Form 10-K for the year ended December 31, 2017, are available free of charge on the following website: www.gnty.com.

I

II

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON WEDNESDAY, MAY 16, 2018

We are providing these proxy materials in connection with our 2018 annual meeting of shareholders, to be held at 100 West Arkansas Street, Mount Pleasant, Texas 75455, on Wednesday, May 16, 2018, beginning at 1:00 p.m. (local time). This proxy statement, the notice of the meeting and the enclosed proxy card are being first sent to our shareholders on or about April 5, 2018.
When we refer in this proxy statement to “we,” “our,” “us,” and “the Company,” we are referring to Guaranty Bancshares, Inc., unless the context indicates otherwise. When we refer to “you” and “your,” we are referring to the shareholder reading this proxy statement.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE 2018 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON WEDNESDAY, MAY 16, 2018

Pursuant to rules promulgated by the Securities and Exchange Commission (“SEC”), the Company is providing access to its proxy materials both by sending you this full set of proxy materials and by notifying you of the availability of its proxy materials on the Internet. You may access the following information at our corporate website, www.gnty.com:

•	Notice of 2018 Annual Meeting of Shareholders to be Held on Wednesday, May 16, 2018;

•	Proxy Statement for 2018 Annual Meeting of Shareholders to be Held on Wednesday, May 16, 2018;

•	Form of Proxy; and

•	Annual Report to Shareholders, including the Annual Report on Form 10-K for the fiscal year ended December 31, 2017.

ABOUT THE ANNUAL MEETING

Q:	When and where will the meeting be held?

A:	The meeting is scheduled to take place at 1:00 p.m., Central Time, on Wednesday, May 16, 2018, at 100 West Arkansas Street, Mount Pleasant, Texas 75455.

Q:	What is the purpose of the meeting?

A:	This is the 2018 annual meeting of shareholders of the Company. At the meeting, shareholders will act upon the matter outlined in the notice attached to this proxy statement, including the following:

1.	To elect five Class III directors to serve on the board of directors of the Company until the Company’s 2021 annual meeting of shareholders or until their successors are duly elected and qualified;

2.	To ratify the appointment of Whitley Penn LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2018; and

3.	To transact such other business as may properly come before the meeting or any adjournment(s) thereof.

Q:	Who are the nominees for Class III director?

A:	The following individuals, who all currently serve as Class III directors, have been nominated for reelection as Class III directors:
James S. Bunch                Weldon C. Miller
Molly Curl                    William D. Priefert
Christopher B. Elliott
The board of directors recommends that you vote FOR the election of each of the Class III director nominees listed above for election to the board of directors.

Q:	Who is soliciting my vote?

A:	Our board of directors is soliciting your vote for the 2018 annual meeting.

Q:	What is a proxy?

A:
A proxy is a legal designation of another person, the proxy, to vote on your behalf. By completing and returning the enclosed proxy card, or registering your proxy vote by telephone or over the Internet, you are giving the named proxies, who were appointed by our board, the authority to vote your shares in the manner that you indicate on your proxy card or by phone or Internet.

Q:	What is a proxy statement?

A:
A proxy statement is a document that describes the matters to be voted upon at the meeting and provides additional information about the Company. Pursuant to regulations of the SEC, we are required to provide you with a proxy statement containing certain information when we ask you to sign and return a proxy card to vote your stock at a meeting of the Company’s shareholders.

Q:	Who is entitled to vote at the annual meeting?

A:
You are entitled to receive notice of and to vote at the 2018 annual meeting if you owned shares of our common stock at the close of business on March 19, 2018, which is the date that our board of directors has fixed as the record date for the meeting. The record date is established by our board as required by Texas law. On the record date, 11,058,956 shares of our common stock were outstanding.

Q:	What are the voting rights of the shareholders?

A:
Each holder of common stock is entitled to one vote for each share of common stock registered, on the record date, in such holder’s name on the books of the Company on all matters to be acted upon at the annual meeting. Our certificate of formation prohibits cumulative voting.

The holders of at least a majority of the outstanding shares of common stock must be represented at the annual meeting, in person or by proxy, in order to constitute a quorum for the transaction of business. At any annual meeting, whether or not a quorum is present, the chairman of the annual meeting or the holders of a majority of the issued and outstanding common stock, present in person or represented by proxy and entitled to vote at the annual meeting, may adjourn the annual meeting from time to time without notice or other announcement.

Q:	What is the difference between a shareholder of record and a “street name” holder?

A:
These terms describe how your shares are held. If your shares are registered directly in your name with Computershare Trust Company, N.A., our stock transfer agent, you are considered the shareholder of record with respect to those shares. The proxy statement and proxy card have been sent directly to you by Computershare Trust Company, N.A. at our request.

If your shares are held in a stock brokerage account or by a bank or other nominee, the nominee is considered the shareholder of record of those shares. You are considered the beneficial owner of these shares, and your shares are held in “street name.” The proxy statement and proxy card have been forwarded to you by your nominee. As the beneficial owner, you have the right to direct your nominee concerning how to vote your shares by using the voting instructions your nominee included in the mailing or by following its instructions for voting.

Q.	What is a broker non-vote?

A.
A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. Your broker has discretionary authority to vote your shares with respect to the ratification of the appointment of Whitley Penn LLP as our independent registered public accounting firm (Proposal 2). In the absence of specific instructions from you, your broker does not have discretionary authority to vote your shares with respect to the election of Class III directors to our board (Proposal 1).

Q:	What should I do if I receive more than one set of voting materials?

A:
You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Similarly, if you are a shareholder of record and hold shares in a brokerage account, you will receive a proxy card for shares held in your name and a voting instruction card for shares held in “street name.” Please complete, sign, date and return each proxy card and voting instruction card that you receive to ensure that all your shares are voted.

Q:    What is “householding” and how does it affect me?

A:
With respect to eligible shareholders who share a single address, we are sending only one copy of the notice and proxy statement to that address unless we have received instructions to the contrary from any shareholder at that address. Eligible shareholders will continue to have access and receive separate proxy cards. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, a shareholder of record residing at such address who wishes to receive a separate copy of the notice and proxy statement in the future may contact us by mail at Guaranty Bancshares, Inc., 201 South Jefferson Avenue, Mount Pleasant, Texas 75455, Attn: Corporate Secretary, or by phone at (903) 572-9881. Eligible shareholders of record receiving multiple copies of the notice and proxy statement can request householding by contacting us in the same manner. Shareholders who own shares through a bank, broker or other nominee can request householding by contacting the bank, broker or other nominee.

Q:	What do I need to do now?

A:
After you have thoroughly read and considered the information contained in this proxy statement, you simply need to vote your shares of common stock, either in person or by proxy, at the annual meeting. The process for voting your shares depends on how your shares are held as described above.

If you are a record holder on the record date for the annual meeting, you may vote by proxy or you may attend the annual meeting and vote in person. If you are a record holder and want to vote your shares by proxy, you have three ways to vote:

•
simply indicate on the proxy card(s) applicable to your common stock how you want to vote and sign, date and mail your proxy card(s) in the enclosed pre-addressed postage-paid envelope as soon as possible to ensure that it will be received in advance of the annual meeting;

•	call 1-800-652-VOTE (8683) using a touch-tone telephone and follow the instructions provided on the call; or

•	go to the website www.envisionreports.com/GNTY and follow the instructions for Internet voting on that website.
Your proxy card must be received by the Company by no later than the time the polls close for voting at the annual meeting for your vote to be counted at the annual meeting. Please note that telephone and Internet voting will close at 12:00 a.m., Central Time, on Wednesday, May 16, 2018.
Voting your shares by proxy will enable your shares of common stock to be represented and voted at the annual meeting if you do not attend the annual meeting and vote your shares in person.

Q:	How does the board of directors recommend that I vote my shares?

A:	The board of directors recommends a vote:

•	FOR the election of each of the five Class III director nominees, and

•	FOR the proposal to ratify the appointment of Whitley Penn LLP as our independent registered public accounting firm for 2018.

Q:	How will my shares be voted if I return a signed and dated proxy card, but don’t specify how my shares will be voted?

A:
If you are a record holder who returns a completed proxy card that does not specify how you want to vote your shares on one or more proposals, the proxies will vote your shares for each proposal as to which you provide no voting instructions, and such shares will be voted in the following manner:

•	FOR the election of each of the five Class III director nominees, and

•	FOR the proposal to ratify the appointment of Whitley Penn LLP as our independent registered public accounting firm for 2018.
If you are a “street name” holder and do not provide voting instructions on one or more proposals, your bank, broker or other nominee will be unable to vote those shares, except that the nominee will have discretion to vote on the ratification of the appointment of Whitley Penn LLP (Proposal 2).

Q:	What are my choices when voting?

A:	Election of Class III Directors (Proposal 1). You may vote FOR or AGAINST, or you may ABSTAIN from voting, with respect to each director nominee.
Ratification of Whitley Penn LLP (Proposal 2). You may vote FOR or AGAINST the proposal, or you may ABSTAIN from voting on the proposal.

Q:	Can I attend the meeting and vote in person?

A:
Yes. All shareholders are invited to attend the annual meeting. Shareholders of record on the record date for the annual meeting can vote in person at the annual meeting. If your shares of common stock are held in “street name,” then you are not the shareholder of record. In order for you to vote the shares that you beneficially own and that are held in “street name” in person at the annual meeting, you must bring a legal proxy from the broker, bank or other nominee that was the record holder of your shares held in “street name” as of 5:00 p.m. (Central Time) on the record date, confirming that you were the beneficial owner of those shares as of 5:00 p.m. (Central Time) on the record date, stating the number of shares of which you were the beneficial owner that were held for your benefit at that time by that broker, bank or other nominee and appointing you as the record holder’s proxy to vote the shares covered by that proxy at the annual meeting

Q:	May I change my vote after I have submitted my proxy card?

A:	Yes. Regardless of the method used to cast a vote, if a shareholder is a holder of record, he or she may change his or her vote by:

•	delivering to us prior to the annual meeting a written notice of revocation addressed to: Sondra Cunningham, Corporate Secretary, 201 South Jefferson Avenue, Mount Pleasant, Texas 75455;

•
completing, signing and returning a new proxy card with a later date than your original proxy card prior to such time that the proxy card for any such holder of common stock must be received, and any earlier proxy will be revoked automatically;

•
logging onto the Internet website specified on your proxy card in the same manner you would to submit your proxy electronically or by calling the telephone number specified on your proxy card, in each case if you are eligible to do so and following the instructions indicated on the proxy card; or

•	attending the annual meeting and voting in person, and any earlier proxy will be revoked. However, simply attending the annual meeting without voting will not revoke your proxy.
If your shares are held in “street name” and you desire to change any voting instructions you have previously given to the record holder of the shares of which you are the beneficial owner, you should contact the broker, bank or other nominee holding your shares in “street name” in order to direct a change in the manner your shares will be voted.

Q:	What vote is required to approve each item?

A:
Election of Class III Directors (Proposal 1). Because this is an uncontested election, meaning the number of nominees is equal to the number of directors to be elected, each nominee will be elected to the board of directors if the nominee receives a majority of the votes cast, which means that the five Class III director nominees must each receive more votes “for” than “against” to be elected. If any of the nominees fail to obtain a majority of the votes cast, such director will continue to serve until the board of directors acts to either fill the director’s position until a replacement can be elected or to reduce the size of the board, which shall occur no more than 90 days after the annual meeting.

Ratification of Whitley Penn LLP (Proposal 2). The proposal to ratify Whitley Penn LLP as our independent registered public accounting firm for 2018 will be adopted if the votes cast in favor of the proposal exceed the votes cast against the proposal.

Q:	How are broker non-votes and abstentions treated?

A:
Brokers, as holders of record, are permitted to vote on certain routine matters, but not on non-routine matters. A broker non-vote occurs when a broker does not have discretionary authority to vote the shares and has not received voting instructions from the beneficial owner of the shares. The only routine matter to be presented at the annual meeting is the ratification of the appointment of Whitley Penn LLP as our independent registered public accounting firm (Proposal 2). If you hold shares in street name and do not provide voting instructions to your broker, those shares will be counted as broker non-votes for all non-routine matters.

A broker non-vote or a withholding of authority to vote with respect to one or more nominees for director will not have the effect of a vote against such nominee or nominees because broker non-votes and abstentions are counted for purposes of determining the presence or absence of a quorum, but are not counted as votes cast at the annual meeting. Any abstentions will not have the effect of a vote against the proposals to ratify the appointment of Whitley Penn LLP as our independent registered public accounting firm. Because the ratification of the appointment of the independent registered public accounting firm is considered a routine matter and a broker or other nominee may generally vote on routine matters, no broker non-votes are expected to occur in connection with this proposal.

Q:	Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted on at the annual meeting?

A:	No. None of our shareholders has any dissenters’ or appraisal rights with respect to the matters to be voted on at the annual meeting.

Q:	What are the solicitation expenses and who pays the cost of this proxy solicitation?

A:
Our board is asking for your proxy, and we will pay all of the costs of soliciting shareholder proxies. We may use officers and employees of the Company to ask for proxies, as described below. The Company will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expense in forwarding the proxy materials to beneficial owners of the Company’s common stock.

Q:	Is this proxy statement the only way that proxies are being solicited?

A:
No. In addition to the solicitation of proxies by use of the mail, if deemed advisable, directors, officers and regular employees of the Company may solicit proxies personally or by telephone or other means of communication, without being paid additional compensation for such services.

Q:	Are there any other matters to be acted upon at the annual meeting?

A:
Management does not intend to present any business at the annual meeting for a vote other than the matters set forth in the notice, and management has no information that others will do so. The proxy also confers on the proxies the discretionary authority to vote with respect to any matter presented at the annual meeting for which advance notice was not received by the Company in accordance with the Company’s Third Amended and Restated Bylaws, or the Bylaws. If other matters requiring a vote of the shareholders properly come before the annual meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented by the proxies held by them in accordance with applicable law and their judgment on such matters.

Q:	Where can I find the voting results of the annual meeting?
Preliminary voting results will be announced at the annual meeting. Final voting results will be tallied by the inspector of election after the vote at the annual meeting. We will publish the final voting results in a Current Report on Form 8-K, which we are required to file with the Securities and Exchange Commission within four business days following the annual meeting.

Q:	Who can help answer my questions?

A:
The information provided above in this “Question and Answer” format is for your convenience only and is merely a summary of the information contained in this proxy statement. We urge you to carefully read this entire proxy statement and the accompanying annual report. If you have additional questions about the proxy statement or the annual meeting, you should contact Sondra Cunningham, Corporate Secretary, Guaranty Bancshares, Inc., 201 South Jefferson Avenue, Mount Pleasant, Texas 75455, telephone (903) 572-9881.

PROPOSAL 1 - ELECTION OF DIRECTORS
General
Our board of directors currently consists of 13 directors. In accordance with the Company’s Certificate of Formation, the members of the board of directors are divided into three classes as equal in number of directors as possible: Class I, Class II and Class III. The members of each class are elected for a term of office to expire at the third succeeding annual meeting of shareholders following their election. The term of office of the current Class III directors expires at the annual meeting. The terms of the Class I and Class II directors expire at the annual meeting of shareholders in 2019 and 2020, respectively. At the annual meeting, our shareholders will be asked to elect five persons to serve as Class III directors until the 2021 annual meeting of shareholders or until their successors are elected and qualified.
The Corporate Governance and Nominating Committee has recommended to the board of directors, and the board of directors has approved the nomination of, the following five individuals to serve as Class III directors of the Company until the Company’s 2021 annual meeting of shareholders and each until his or her respective successor is duly elected and qualified or until his or her earlier resignation or removal:

Name	Age	Position with Company	Director Since
James S. Bunch	57	Class III Director	2014
Molly Curl	63	Class III Director	2017
Christopher B. Elliott	49	Class III Director	2010
Weldon C. Miller	82	Class III Director	1979
William D. Priefert	69	Class III Director	2002
Each of the nominees was approved by our board of directors upon the recommendation of the Corporate Governance and Nominating Committee. In addition, each of the nominees has previously served as a director of the Company and has agreed to serve as a director, if elected, for an additional term. If any of the nominees should become unable to serve as a director, our board of directors may designate a substitute nominee. In that case, the persons named on the proxy card as proxies may vote for the substitute nominee or nominees recommended by our board of directors. We have no reason to believe that any of the five nominees for election named above will be unable to serve.
Unless authority is expressly withheld, the proxy holders will vote the proxies received by them for the five director nominees listed above. Although each nominee has consented to being named in this proxy statement and to serve if elected, if any nominee should prior to the annual meeting decline or become unable to serve as a director, the proxies will be voted by the proxy holders for such other person as may be designated by the present board of directors.
Pursuant to the Company's Certificate of Formation, directors are elected by a majority of the votes cast in the election of directors, meaning that each candidate must receive more votes "for" than votes "against." However, if there are more nominees for director than there are available directorships, then the directors are elected by plurality, meaning those nominees receiving the most votes "for" will be elected director.
If a director does not receive a majority of the votes cast for his or her election, our Corporate Governance Guidelines require that the director promptly tender her or her resignation to the board of directors. The Corporate Governance and Nominating Committee will consider whether or not to accept such resignation and provide its recommendation to the full board no later than 60 days after the relevant shareholder meeting based on the factors set forth in our Corporate Governance Guidelines, and the full board of directors will make a final determination, considering such recommendation, of whether to accept or reject the tendered resignation no later than 90 days after the relevant shareholder meeting. The Company will disclose the board's decision, including a full explanation of the process by which the decision was reached, in public filing with the SEC. If the resignation is accepted by the board, the Corporate Goverance and Nominating Committee will recommend to the board of directors whether to reduce the number of directors or to fill the vacant directorship.

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE CLASS III DIRECTOR NOMINEES LISTED ABOVE FOR ELECTION TO THE BOARD OF DIRECTORS.

Information Regarding Director Nominees
A brief description of the background of each of the nominees for Class III director is set forth below. No nominee has a family relationship with any other executive officer or director.
James S. Bunch. Mr. Bunch was elected to serve on the Company board of directors in 2014 and has served as a director of the Bank since 2011. Mr. Bunch serves as Chairman of the Compensation Committee, and as a member of the Corporate Governance and Nominating Committee, the Audit Committee, and the Bank’s Directors’ Loan and Executive Committees. Since 2006, Mr. Bunch has served as the President and Chief Executive Officer of BWI Companies, Inc., a privately held company that has eight full service distribution locations and eight satellite locations servicing 15 states in the south and mid-south. BWI Companies, Inc. has 600 employees with annual revenue of approximately $410 million. Prior to his appointment as the President and Chief Executive Officer, Mr. Bunch served as Vice President of Sales and the Texarkana location manager for BWI Companies, Inc. Mr. Bunch has over 30 years of experience managing a complex distribution company and has authored many articles regarding the growth and management of a successful business enterprise. Mr. Bunch has served as President of the National Lawn and Garden Distributors Association and as Chairman of the board of directors for Prokoz (distributor chemical buying group), Chairman of the board of directors for Gro Group (distributor lawn and garden marketing group), and currently serves on the board of Voluntary Purchasing Group (member owned co-op that manufactures fertilizer and chemicals). Mr. Bunch is a very active member and either chairs or serves on several committees at Williams Memorial Methodist Church in Texarkana, Texas. Mr. Bunch currently serves or has served on many charitable boards such as Wadley Hospital Foundation, Methodist Retirement Communities Foundation and Water Springs Ranch (a neglected children’s home). Mr. Bunch is a graduate of Stephen F. Austin State University, B.S. in Agriculture and a minor in Business Management, 1983. Mr. Bunch’s extensive management, strategic planning and mergers and acquisitions experience, as well as his community involvement, qualify him to serve on our board of directors.
Molly Curl. Ms. Curl was appointed to our board of directors in 2017 and serves as a member of our Audit Committee. Ms. Curl has more than 40 years of experience in the areas of organization, compliance, loan review, loan servicing, policy development, budgeting and capital strategic planning in the financial services industry. She currently serves as a consultant in the financial services industry following her retirement in July 2017 from Grant Thornton LLP, an independent audit, tax and advisory firm, where she had served as a partner in the Bank Advisory and Regulatory Consulting group since 2010. Ms. Curl began her career as a bank examiner with the Office of the Comptroller of the Currency in 1975, where she served for approximately nine years, before then joining Grant Thornton LLP in the financial services group in 1985. She left Grant Thornton LLP in 1994 to take a senior management position at a Dallas-based financial institution, where she oversaw loan review, regulatory compliance and internal audit for 16 years, before rejoining Grant Thornton LLP in 2010. Ms. Curl currently serves on the Finance Commission of Texas, a position to which she was appointed in 2016 for a six year term. The Finance Commission oversees the Texas Department of Banking, the Department of Savings and Mortgage Lending, and the Office of the Consumer Credit Commissioner, and is the primary point of accountability for ensuring that state depository and lending institutions function as a system. Ms. Curl is a graduate of John Carroll University, B.S.B.A.

Finance, 1975. She is also licensed by the State of Texas as a certified public accountant and is a member of the American Institute of Certified Public Accountants. Ms. Curl’s extensive business experience and knowledge of audit and compliance procedures qualify her to serve on our board of directors.
Christopher B. Elliott.  Mr. Elliott has served on our board of directors since 2010 and has served as a director of the Bank since 2004. He is Chairman of our Corporate Governance and Nominating Committee and our Audit Committee and serves on our KSOP Committee, Compensation Committee and the Bank’s Directors’ Loan and Executive Committees. Mr. Elliott has served as the managing partner of Kartos Holdings, L.P. since 2006. Kartos Holdings, L.P. owns several automobile dealerships with locations in Mount Pleasant, Kilgore and Jacksonville, Texas, as well as the real estate holdings associated with their operations. Mr. Elliott is a graduate of Texas Christian University, B.B.A. in Management, 1990. He is currently a member of the City of Mount Pleasant Airport Advisory Board. Mr. Elliott’s extensive business experience and contacts in our East Texas markets qualify him to serve on our board of directors.
Weldon C. Miller.  Mr. Miller has served as a director of the Company since 1979 and has served as a director of the Bank since 1969, until his retirement from the Bank board in December 2015. Mr. Miller has been the President of Everybody’s Furniture Company since 1957. Mr. Miller is a member of our Audit Committee, our Compensation Committee and our Corporate Governance and Nominating Committee. Mr. Miller served on the board of directors of the Bart Scharlach Memorial Foundation from 2004 to 2016, and previously served on the board of the Nevill’s Chapel Cemetery Association from 1995 to 2009. Mr. Miller served in the Texas Army National Guard for fourteen years. Mr. Miller is also a member and serves as an elder of the North Jefferson Church of Christ in Mount Pleasant. Mr. Miller is a graduate of Abilene Christian College, B.S. in Marketing, 1957. Mr. Miller’s extensive business experience, as well as his years of experience as a director of the Company and the Bank, qualify him to serve on our board of directors.
William D. Priefert.  Mr. Priefert has served as a director of the Company since 2002 and has served as a director of the Bank since 1983. Mr. Priefert serves as a member of our KSOP Committee and the Bank’s Executive Committee. Mr. Priefert has been Chairman of the Board and CEO of Priefert Manufacturing, Inc., a farm, ranch and rodeo equipment manufacturer, since 1988. Mr. Priefert also serves on the board of BWI Companies, Inc., and is a Transportation Committee member of the Titus County Chamber of Commerce. He previously served on the Northeast Texas Community College Board from 2002 to 2014. Mr. Priefert is a graduate of Stephen F. Austin University, B.B.A. in Business Management, 1970. Mr. Priefert’s extensive experience in business and manufacturing, as well as his community involvement, leadership skills and his business relationships throughout the state of Texas, qualify him to serve on our board of directors.

CURRENT EXECUTIVE OFFICERS AND DIRECTORS
General
Our board of directors is composed of 13 members and is divided into three classes of directors, serving staggered three-year terms. Approximately one-third of our board of directors is elected by our shareholders at each annual shareholders’ meeting for a term of three years, and the elected directors hold office until their successors are elected and qualified or until such director’s earlier death, resignation or removal. Our executive officers are appointed by our board of directors and hold office until their successors are duly appointed and qualified or until their earlier death, resignation or removal.
The board of directors of Guaranty Bank & Trust consists of 16 members. All of the Company’s directors serve on the board of directors of Guaranty Bank & Trust, except for Arthur B. Scharlach, Jr. and Weldon C. Miller, who retired from the Bank’s board of directors in December 2014 and 2015, respectively, Clifton A. Payne, who concluded his term in December 2016, and Molly Curl. As the sole shareholder of Guaranty Bank & Trust, we elect the directors of the Bank annually for a term of one year and the directors of the Bank hold office until their successors are elected and qualified or until such director’s earlier death, resignation or removal. The executive officers of Guaranty Bank & Trust are appointed by the Bank’s board of directors and hold office until their successors are duly appointed and qualified or until their earlier death, resignation or removal.
Continuing Directors
A brief description of the background of each of our continuing Class I and Class II directors together with the experience, qualifications, attributes or skills that caused our board of directors to determine that the individual should serve as a director is set forth below. Similar information for each of the current Class III directors, who have each been nominated to continue to serve in such role, has been provided above. No director has any family relationship, as defined in Item 401 of Regulation S-K, with any other director or executive officer.

Name	Age	Position with Company	Position with Bank
Tyson T. Abston	52	Class II Director, Chairman of the Board and Chief Executive Officer	Chairman of the Board and Chief Executive Officer
Richard W. Baker	58	Class II Director	Director
Johnny O. Conroy	72	Class II Director	Director
Bradley K. Drake	47	Class I Director	Director
Carl Johnson, Jr.	62	Class I Director	Director
Kirk L. Lee	56	Class I Director and President	Vice Chairman and Chief Credit Officer
Clifton A. Payne	60	Class I Director, Senior Executive Vice President and Chief Financial Officer	Senior Executive Vice President and Chief Financial Officer
Arthur B. Scharlach, Jr.	78	Class II Director	-----
Tyson T. Abston.  Mr. Abston serves as Chairman of the Board and Chief Executive Officer of both the Company and the Bank. Mr. Abston joined the Bank as Senior Vice President in 1997, having previously served four years as an officer of an East Texas bank. He has previously served as President of the Bank’s Texarkana, Texas location and as Executive Vice President and President of the Bank. Mr. Abston has served as a director of the Bank since 1999 and a director of the Company since 2002. In 2005, Mr. Abston was elected President and Chief Executive Officer of the Bank and in 2006, he was elected President of the Company. In 2013, Mr. Abston was elected Chairman and Chief Executive Officer of both the Company and the Bank. He is also Chairman of the Executive Committee, a member of the Bank’s Directors’ Loan Committee, and either chairs or is a member of all the key operational committees of the Bank. He has served on the boards of the Federal Home Loan Bank of Dallas, Independent Bankers Association of Texas and Texas Security Bank in Dallas. Mr. Abston has also served on various charitable organization boards, including Mount Pleasant Habitat for Humanity, Mount Pleasant Industrial Foundation and the Titus County Child Welfare Board. Mr. Abston is a graduate of the University of North Texas, B.B.A. in Finance, 1988, and Texas A&M University-Texarkana, MBA, 1990. Mr. Abston’s extensive experience in banking, as well as his long-standing business and banking relationships in our markets, qualify him to serve on our board of directors.
Richard W. Baker.  Mr. Baker has served on the Company board of directors since 2015 and has served as a director of the Bank since 2013. Mr. Baker serves on our Corporate Governance and Nominating Committee, as well as the Bank’s Directors’ Loan Committee, Executive Committee and Trust Committee. Mr. Baker began his career in 1982 when he founded Big Tex Trailer Manufacturing. He served as President and Chief Executive Officer until he sold the company in 2015. He was presented the 2001 Ernst & Young Entrepreneur of the Year Award, the 2015 National Association of Trailer Manufacturers Outstanding Member of the Year Award, and the 2016 Lifetime Achievement Award by the Titus County Chamber of Commerce. Mr. Baker is a strong supporter of the Titus County Fair, the Titus County Hospice, and a local non-profit organization known as Titus County Cares. Mr. Baker’s extensive experience in business and manufacturing, as well as his long-standing business relationships throughout the state of Texas, qualify him to serve on our board of directors.
Johnny O. Conroy.  Mr. Conroy has served on our board of directors since 2004 and has served as a director of the Bank since 2003. Mr. Conroy serves on our Compensation Committee and KSOP Committee. Mr. Conroy retired in 2009 as President of Conroy Tractor, Inc., a family owned agricultural implements business in Mount Pleasant, where he worked since 1962. Mr. Conroy is actively involved in several charitable organization boards. Mr. Conroy is a graduate of East Texas State University, B.B.A., 1968. Mr. Conroy’s extensive business and real estate experience, as well as his community involvement, qualify him to serve on our board of directors.
Bradley K. Drake.  Mr. Drake has served on our board of directors since 2013 and has served as a director of the Bank since 2007. He currently serves as a member of the Compensation Committee and the Bank’s Trust Committee. Mr. Drake joined Lamar Companies, LLC in 2006 and currently serves as its President and Chief Executive Officer. Lamar Companies, LLC is a construction services company headquartered in Paris, Texas. Mr. Drake graduated with a bachelor of business administration in finance from Texas Tech University in 1993. The Governor of Texas appointed Mr. Drake as a board member of the Sulphur River Basin Authority where he is currently serving. Mr. Drake’s extensive commercial real estate experience, as well as his knowledge and business relationships throughout the state of Texas, qualify him to serve on our board of directors.
Carl Johnson, Jr.  Mr. Johnson has served on our board of directors since 2003 and has served as a director of the Bank since 1992. He is Chairman of our KSOP Committee and serves on our Audit Committee, Corporate Governance and Nominating Committee and the Bank’s Directors’ Loan Committee. Mr. Johnson is a Certified Public Accountant and has been an owner of Baker & Johnson, PC since 1989. Mr. Johnson has also served as the County Auditor for Titus County since 1992. He is a graduate of the University of Texas – Arlington, B.B.A. in Accounting, 1979. Mr. Johnson’s extensive financial and accounting experience qualifies him to serve on our board of directors.
Kirk L. Lee.  Mr. Lee serves as President of the Company and as Vice Chairman and Chief Credit Officer of the Bank. Mr. Lee serves is Chairman of the Bank’s Directors’ Loan Committee, is a member of the Bank’s Executive Committee and either chairs or is a member of all the key operational committees of the Bank. Mr. Lee joined the Bank in 1992, serving as President of the Bank’s Paris, Texas office. Mr. Lee served as the President and Chief Credit Officer of the Bank from 2011 until his promotion to Vice Chairman and Chief Credit Officer in 2014. Mr. Lee has served as a director of the Bank since 2002 and a director of the Company since 2005. Mr. Lee has over 30 years of banking experience, and previously worked at the Arkansas State Banking Department as a Bank Examiner Supervisor and worked a number of years in commercial lending and management at another community bank prior to joining us. He is a graduate of Ouachita Baptist University, B.B.A., 1983. In addition, he received a graduate degree in commercial banking from the Southwestern Graduate School of Banking in 1989. His extensive experience in bank regulation and community bank management, coupled with his long-standing business and banking relationships in our markets, qualify him to serve on our board of directors.
Clifton A. Payne.  Mr. Payne serves as the Senior Executive Vice President and Chief Financial Officer of both the Company and the Bank. Mr. Payne either chairs or is a member of all the key operational committees of the Bank. Mr. Payne joined the Bank 1984 as a Credit Analyst, before advancing to Senior Loan Officer, Controller, and Investment Officer. He has served as a director of the Company since 1995 as served as a director of the Bank from 1995 until 2016. He currently serves as an advisory member of the Bank’s board of directors. Prior to joining the Bank, Mr. Payne spent four years in private practice with Oakerson & Arnold PC, a regional certified public accounting firm. With over 30 years of executive financial experience, Mr. Payne oversees the accounting and investor relations divisions of the Company. During his tenure as CFO, the Company went public in 1998, was listed on the NASDAQ National Market System, and then returned in 2005 to a private entity. Mr. Payne is a graduate of Baylor University, B.B.A. in Accounting,

1980 and is a licensed Certified Public Accountant. Mr. Payne’s deep institutional knowledge and extensive banking experience qualify him to serve on our board of directors.
Arthur B. Scharlach, Jr.  Mr. Scharlach has served as a director of the Company since 1979 and served as a director of the Bank from 1971 until December 2014. Mr. Scharlach joined the Bank in 1970 and served the Bank in varying capacities as Senior Vice President, President, Chief Operating Officer, Chairman and Chief Executive Officer until his retirement in 2005. In 2013, Mr. Scharlach resigned as Chairman of the Board of the Company. Mr. Scharlach is a graduate of Texas Christian University, B.B.A., 1965. Mr. Scharlach also received a BAI degree from the University of Wisconsin in Operations & Audit. Mr. Scharlach has served as a director and as Chairman of TIB-The Independent BankersBank, as well as serving on various board and charitable organizations in the community, including the Mount Pleasant Industrial Foundation, the Titus County Child Welfare Board, and the Board of Trustees of the Texas Methodist Foundation. Mr. Scharlach’s experience with the Company and the Bank and extensive community and banking relationships qualify him to serve on our board of directors.
Executive Officers
Certain information regarding each of our executive officers, including a brief description of the background of each of the executive officers of the Company who are not also directors, is set forth below. No executive officer has any family relationship, as defined in Item 401 of Regulation S-K, with any other executive officer or director.

Name	Age	Position with Company	Position with Bank
Tyson T. Abston	52	Class II Director, Chairman of the Board and Chief Executive Officer	Chairman of the Board and Chief Executive Officer
Martin C. Bell	56	-----	Executive Vice President
Charles A. Cowell	63	-----	Vice Chairman of the Board and Executive Vice President
Randall R. Kucera	61	Vice President and General Counsel	Executive Vice President and General Counsel
Harold E. Lower, II	53	-----	Executive Vice President
Kirk L. Lee	56	Class I Director and President	Vice Chairman of the Board and Chief Credit Officer
J. Daniel Muskrat	38	-----	Executive Vice President and Chief Information Officer
Clifton A. Payne	60	Class I Director, Senior Executive Vice President and Chief Financial Officer	Senior Executive Vice President and Chief Financial Officer
Robert P. Sharp	52	-----	Executive Vice President
Martin C. Bell. Mr. Bell has been an Executive Vice President of the Bank since 2005 and currently serves as an advisory member of the Bank’s board of directors. Mr. Bell has commercial, real estate, and consumer lending responsibilities, as well as administrative oversight of several East Texas Bank locations, and serves as Chief Operations Officer. He leads the Bank’s strategic planning process and integrations of mergers and acquisitions. Mr. Bell either chairs or is a member of all key operational committees of the Bank. Mr. Bell has over 30 years of banking experience. He is a graduate of Texas Christian University, B.B.A. in Finance, 1984, and is also a graduate of the Texas Tech University Intermediate and Advanced Schools of Banking. In 1991, Mr. Bell graduated with Honors from the Southwestern Graduate School of Banking in Dallas.
Chuck Cowell. Mr. Cowell has been an Executive Vice President of the Bank since 2015 and has served on the Bank’s board of directors since October 2016, currently serving as Vice Chairman. He has extensive lending and administrative oversight of all Dallas/Fort Worth metrolplex locations as well as the Bank’s trust, mortgage lending, mortgage warehouse lending, SBA lending, credit administration, loan review and marketing divisions. He also either chairs or serves as a member on all the key operational committees of the Bank. Mr. Cowell served as President and Chief Executive Officer of Preston State Bank and its parent company DCB Financial in Dallas from 2009 until its acquisition by the Company in 2015. He has over 46 years of industry experience, having served in executive positions for both privately held and publicly-traded institutions in the Midland, Graham, Abilene, and Houston, Texas markets. Cowell received his undergraduate degree in finance from Texas Tech University and is a graduate of the National Installment Lending School in Norman, Oklahoma and the Southwestern Graduate School of Banking in Dallas.
Randall R. Kucera. Mr. Kucera serves as Executive Vice President and General Counsel for both the Company and the Bank, and as advisory director to the Bank’s board of directors. Prior to joining the Bank in 2012, Mr. Kucera was a partner in the litigation division of Akin, Gump, Strauss, Hauer & Feld LLP, or Akin Gump, for more than five years. Prior to joining Akin Gump, he was an assistant district attorney in the Dallas County District Attorney’s Office. In his 30-year legal career, Mr. Kucera focused on complex commercial litigation, including a wide variety of contract, antitrust, lender liability, business tort, intellectual property, and insurance matters. He previously served as the litigation partner in charge of Akin Gump’s commercial mortgage-backed securities (CMBS) litigation practice, which handled complex commercial real estate litigation involving institutional lenders, financial service companies, conduit lenders, and master and special servicers. Mr. Kucera has been a speaker at various continuing education seminars in Texas on the subjects of litigation and civil procedure. He has published articles on the subject of litigating claims in mortgage and asset-backed securities matters, including publications in the American Bar Association Real Estate Litigation newsletter and the Mortgage and Asset-Backed Securities Litigation Handbook. Mr. Kucera is a graduate of Vanderbilt University, B.A. in political science, summa cum laude, 1979. Mr. Kucera is also a graduate of Yale Law School, J.D., 1983. He is a member of the State Bar of Texas and is admitted to practice before the U.S. district courts for the Northern, Southern, Eastern, and Western Districts of Texas, the U.S. Court of Appeals for the 5th and 7th Circuits and the Supreme Court of the United States.
Harold E. Lower, II. Mr. Lower has been an Executive Vice President of the Bank since 2010 and currently serves as an advisory member of the Bank’s board of directors and Directors’ Loan Committee. He served as a member of the Company board of directors from 2013 through 2015 and a member of the Bank’s board of directors from 2012 through 2015. He also either chairs or serves as a member on all the key operational committees of the Bank. In his capacity as Executive Vice President of the Bank, Mr. Lower is responsible for overseeing the operations of the Bank’s twelve locations in Bowie, Cass, Lamar, Hopkins, Franklin, Rockwall and Hunt counties. Mr. Lower joined the Bank in 2009 as a Senior Vice President, having previously served eight years as an officer of a Northeast Texas bank. Mr. Lower has over 28 years’ experience in the financial services industry. He is a graduate of Texas A&M University, B.B.A. in Accounting, 1987, and is a licensed Certified Public Accountant.
J. Daniel Muskrat. Mr. Muskrat currently serves as Executive Vice President and Chief Information Officer of the Bank and is an advisory member of the Bank’s board of directors. He is chairman of the Bank’s Technology Committee, Core Processing Committee and Business Intelligence Committee, in addition to serving as a member on most other key operational committees of the Bank. In his capacity as Executive Vice President, Mr. Muskrat has administrative oversight of the deposit services, data processing, internet banking and information technology divisions of the Bank. Mr. Muskrat has 19 years of banking experience in the areas of online and mobile banking, mergers and acquisitions, operations, network infrastructure, system conversions, data processing and information security. Mr. Muskrat serves in many advisory capacities such as a member of Fiserv’s Precision Core Advisory Council and First Data’s Online Banking Advisory Council. He also serves the Mount Pleasant community in several roles including Founder and Executive Board Member of MPISD Education Foundation and he has served on various advisory committees for the Northeast Texas Community College. Mr. Muskrat also serves the community as a Founder, Director, Life Group Leader, and Senior Leadership Team Member at Center Church. Mr. Muskrat is actively involved with the Mount Pleasant Rotary Club as a Board Member, Past President and Treasurer. Finally, he has served the Mount Pleasant Chamber of Commerce as a Team Captain for the 2014 Total Resource Campaign, he has served the past four years on Everything Texas Ranch Run Committee and he is a graduate of the

2011 Leadership Mount Pleasant Class. Mr. Muskrat is a graduate of Baylor University, B.A. in Information Systems Management, 2001, and received an MBA from Baylor University in 2004.
Robert P. Sharp. Mr. Sharp currently serves as Executive Vice President for the Bank, and was elected as an advisory director of the Bank in 2013. In addition to commercial lending responsibilities, Mr. Sharp has administrative oversight of the Bank’s Mount Pleasant and Pittsburg locations, regulatory compliance and loan operations divisions. Mr. Sharp chairs or serves as a member on all key operational committees of the Bank. Mr. Sharp joined the Bank in 2006 as Senior Vice President, having previously served 23 years with various North Texas banks. Mr. Sharp has over 30 years of banking experience. He is a graduate of Texas Tech University, B.A., 1990, and attended the American British College in Barcelona, Spain. Mr. Sharp also graduated with honors from the Southwestern Graduate School of Banking in 2007. He serves as a trustee at Northeast Texas Community College, is a member of the Mount Pleasant Rotary Club, and was formerly a director of Cypress Basin Hospice from 2003 to 2014.
CORPORATE GOVERNANCE PRINCIPLES AND BOARD MATTERS
We are committed to having sound corporate governance principles, which are essential to running our business efficiently and maintaining our integrity in the marketplace. Our board of directors has adopted Corporate Governance Guidelines, which set forth the framework within which our board, assisted by our board committees, directs the affairs of our organization. The Guidelines address, among other things, the composition and functions of the board, director independence, compensation of directors, management succession and review, board committees and selection of new directors. In addition, our board of directors adopted a Code of Conduct that applies to all of our directors, officers and employees, as well as a separate Code of Ethics for the Chief Executive Officer and Senior Financial Officers. Our Corporate Governance Guidelines, as well the Code of Conduct and Code of Ethics, are available on our website at www.gnty.com. Any amendments to the Code of Ethics, or any waivers of its requirements, will be disclosed on our website, as well as any other means required by the Nasdaq Stock Market rules.
Board Independence
Under the rules of the NASDAQ Global Select Market, independent directors must comprise a majority of our board of directors within a specified period of time of our initial public offering. The rules of the NASDAQ Global Select Market, as well as those of the SEC, also impose several other requirements with respect to the independence of our directors.
Our board of directors has evaluated the independence of its members based upon the rules of the NASDAQ Global Select Market and the SEC. Applying these standards, our board of directors has affirmatively determined that directors Baker, Bunch, Conroy, Curl, Drake, Elliot, Johnson, Miller, and Priefert are “independent directors” under the applicable rules. This group of independent directors include all five of the nominees for Class III director. We have determined that directors Abston, Lee, Payne and Scharlach are not “independent directors” under the applicable rules. Directors Abston, Lee and Payne are employees of Guaranty Bank & Trust, and Mr. Scharlach was engaged as a consultant to Guaranty Bank & Trust pursuant to a consulting agreement that expired February 1, 2016.
Leadership Structure
Our board of directors and the board of Guaranty Bank & Trust each meet monthly. Our board does not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board of Directors, as the board believes that it is in the best interests of our organization to make that determination from time to time based on the position and direction of our organization and the membership of the board. The board has determined that having our Chief Executive Officer serve as Chairman of the Board of Directors is in the best interests of our shareholders at this time. Our board of directors believes that this structure makes best use of the Chief Executive Officer’s extensive knowledge of our organization and the banking industry. The board views this arrangement as also providing an efficient nexus between our organization and the board, enabling the board to obtain information pertaining to operational matters expeditiously and enabling our Chairman to bring areas of concern before the board in a timely manner.
Because the positions of Chairman and Chief Executive Officer are held by the same person, our board of directors has designated Weldon C. Miller to serve as Lead Independent Director. Among other things, the Lead Independent Director (1) presides at all meetings of the board at which the Chairman is not present, including executive sessions of the independent directors; (2) serves as liaison between the Chairman and the independent directors; (3) approves information sent to the board of directors; (4) approves meeting agendas for the board of directors; (5) approves meeting schedules to assure that there is sufficient time for discussion of all agenda items; (6) has the authority to call meetings of the independent directors; and (7) if requested by major shareholders, makes himself or herself available for consultation and direct communication.
Board Meetings
Our board of directors held 13 scheduled meetings in 2017. Information regarding meetings of the various committees is described below. All directors attended at least 75% of the board and committee meetings on which they served during 2017. Directors are encouraged to attend annual meetings of our shareholders, although we have no formal policy on director attendance at annual meetings.

Board Committees
Our board of directors has established standing committees in connection with the discharge of its responsibilities. These committees include the Audit Committee, the Compensation Committee, the Corporate Governance and Nominating Committee and the KSOP Committee. Our board of directors also may establish such other committees as it deems appropriate, in accordance with applicable law and regulations and our corporate governance documents.
Audit Committee
The members of our Audit Committee are directors Elliott (Chairman), Bunch, Curl, Johnson and Miller. Our board of directors has evaluated the independence of each of the members of our Audit Committee and has affirmatively determined that (1) each of the members of our Audit Committee is an “independent director” under NASDAQ Global Select Market rules, (2) each of the members satisfies the additional independence standards under applicable SEC rules for audit committee service, and (3) each of the members has the ability to read and understand fundamental financial statements. In addition, our board of directors has determined that Mr. Johnson is a financial expert and has the financial sophistication required of at least one member of the Audit Committee by the rules of the NASDAQ Global Select Market due to his experience and background. Our board of directors has also determined that directors Curl and Johnson each qualify as an “audit committee financial expert” under the rules and regulations of the SEC. Our Audit Committee held 11 scheduled meetings in 2017.
The Audit Committee assists the board of directors in its oversight of the integrity of our financial statements, the selection, engagement, management and performance of our independent auditor that audits and reports on our consolidated financial statements, the performance of our internal audit function, the review of reports of bank regulatory agencies and monitoring management’s compliance with the recommendations contained in those reports and our compliance with legal and regulatory requirements related to our financial statements and reporting. Among other things, our Audit Committee has responsibility for:

•	selecting and reviewing the performance of our independent auditor and approving, in advance, all engagements and fee arrangements;

•
reviewing reports from the independent auditor regarding its internal quality control procedures and any material issues raised by the most recent internal quality-control or peer review or by governmental or professional authorities, and any steps taken to deal with such issues;

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reviewing the independence of our independent auditor and setting policies for hiring employees or former employees of our independent auditor and for audit partner rotation and independent auditor rotation in accordance with applicable laws, rules and regulations;

•	resolving any disagreements regarding financial reporting between management and the independent auditor;

•	overseeing our internal audit function;

•
reviewing operating and control issues identified in internal audit reports, management letters, examination reports of regulatory agencies and monitoring management’s compliance with recommendations contained in those reports;

•	meeting with management and the independent auditor to review the effectiveness of our system of internal control and internal audit procedures, and to address any deficiencies in such procedures;

•	monitoring management’s compliance all applicable laws, rules and regulations;

•	reviewing our earnings releases and reports filed with the SEC;

•	preparing the Audit Committee report required by SEC rules to be included in our annual report;

•	reviewing the adequacy and effectiveness of our accounting and financial controls, including guidelines and policies for assessing and managing our risk exposure;

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establishing and overseeing procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and for the confidential anonymous submission by Company employees of concerns, regarding questionable accounting or auditing matters;

•	reviewing actions by management on recommendations of the independent auditors and internal auditors; and

•	handling such other matters that are specifically delegated to the Audit Committee by our board of directors from time to time.
Our Audit Committee has adopted a written charter, which sets forth the committee’s duties and responsibilities. The charter of the Audit Committee is available on our website at www.gnty.com.
Whitley Penn Fees
The following table presents fees for professional services rendered by Whitley Penn for 2017 and 2016:

	2017	2016
Audit fees	$160,000	$125,000
Audit-related fees	45,000	39,000
Tax fees	16,000	16,000
All other fees	2,500	2,500

As defined by the Securities and Exchange Commission, (i) “audit fees” are fees for professional services rendered by the independent registered public accounting firm for the audit of our annual financial statements and review of financial statements included in our Form 10-Q, or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years; (ii) “audit-related fees” are fees for assurance and related services by our principal accountant that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “audit fees;” (iii) “tax fees” are fees for professional services rendered by our principal accountant for tax compliance, tax advice, and tax planning; and (iv) “all other fees” are fees for products and services provided by our principal accountant, other than the services reported under “audit fees,” “audit-related fees,” and “tax fees.”
Audit Committee Pre-Approval Policies and Procedures
The Audit Committee selects and oversees our independent auditor. In addition, it is required to pre-approve the audit and non-audit services performed by our independent auditor to ensure that they do not impair the auditor’s independence. Federal securities regulations specify the types of non-audit services that an independent auditor may not provide to us and establish the Audit Committee’s responsibility for administration of the engagement of our independent auditors. During 2017, the Audit Committee pre-approved all services provided to us by our independent auditor.
Report of the Audit Committee of the Board of Directors
The Audit Committee’s general role is to assist the board of directors in overseeing the financial reporting process and related matters of the Company and its consolidated subsidiaries, including Guaranty Bank & Trust. Each member of the committee is “independent” as that term is defined by the Nasdaq Stock Market rules.
The Audit Committee has reviewed and discussed with management and Whitley Penn the audited financial statements of the Company to be included in its Annual Report on Form 10-K for the year ended December 31, 2017.
The Audit Committee reviewed with the independent auditor, which is responsible for expressing an opinion on the conformity of those audited consolidated financial statements and related schedules with generally accepted accounting principles, its judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the Audit Committee by the standards of the Public Company Accounting Oversight Board, including Auditing Standard No. 16, Communications With Audit Committees, the rules of the Securities and Exchange Commission, and other applicable regulations. In addition, the Audit Committee discussed with the independent auditor the firm’s independence from our management and the Company, including the matters in the letter from the firm required by Public Company Accounting Oversight Board Rule 3526, Communication with Audit Committees Concerning Independence, and considered the compatibility of non-audit services with the independent auditor’s independence.
It is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and in accordance with generally accepted accounting principles; that is the responsibility of management and Whitley Penn LLP. In giving its recommendation to the board of directors, the Audit Committee has relied on (1) management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with generally accepted accounting principles and (2) the reports of Whitley Penn LLP with respect to those financial statements.
Based on the review and discussion referenced above, the Audit Committee recommends to the board of directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, filed with the Securities and Exchange Commission.
Submitted by the Audit Committee of the Board of Directors
Christopher B. Elliott (Chairman)
James S. Bunch

Molly Curl
Carl Johnson, Jr.
Weldon C. Miller

Compensation Committee
The members of our Compensation Committee are directors Bunch (Chairman), Conroy, Drake, Elliott and Miller. Our board of directors has evaluated the independence of each of the members of our Compensation Committee and has affirmatively determined that each of the members of our Compensation Committee meets the definition of an “independent director” under NASDAQ Global Select Market rules. Our board has also determined that each of the members of the Compensation Committee qualifies as a “nonemployee director” within the meaning of Rule 16b-3 under the Exchange Act and an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code. Our Compensation Committee held four scheduled meetings in 2017.
The Compensation Committee assists the board of directors in its oversight of our overall compensation structure, policies and programs and assessing whether such structure meets our corporate objectives, the compensation of our named executive officers and the administration of our compensation and benefit plans.
Among other things, our Compensation Committee has responsibility for:

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reviewing and determining, and recommending to the board of directors for its confirmation, the annual compensation, annual incentive compensation and any other matter relating to the compensation of our named executive officers; all employment agreements, severance or termination agreements, change in control agreements to be entered into between any executive officer and us; and modifications to our philosophy and compensation practices relating to compensation of our directors and management;

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reviewing and determining, and recommending to the board of directors for its confirmation, the establishment of performance measures and the applicable performance targets for each performance-based cash and equity incentive award to be made under any benefit plan;

•	taking all actions required or permitted under the terms of our benefit plans, with separate but concurrent authority;

•	reviewing, approving and administering each of our benefit plans, and performing such other duties and responsibilities and may be assigned to the Compensation Committee under the terms of such plans;

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reviewing with our Chief Executive Officer the compensation payable to employees other than the named executive officers, including equity and non-equity incentive compensation and other benefits and our total incentive compensation program envisioned for each fiscal year;

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consulting with our Chief Executive Officer regarding a succession plan for our executive officers, including our Chief Executive Officer, and the review of our leadership development process for senior management positions;

•	reviewing the performance of our named executive officers;

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reviewing and discussing with management any compensation discussion and analysis included in our annual meeting proxy statements and any other reports filed with the SEC and determining whether or not to recommend to our board of directors that such compensation discussion and analysis be so included;

•	preparing the Compensation Committee report required by SEC rules to be included in our annual report;

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overseeing the administration of our equity plans and other incentive compensation plans and programs and preparing recommendations and periodic reports to our board of directors relating to these matters;

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overseeing and making recommendations to the board of directors regarding the Company’s compliance with SEC rules and regulations regarding shareholder approval of certain executive compensation matters, including advisory votes on executive compensation and golden parachute compensation and approval of equity compensation plans;

•	conducting an annual evaluation of the performance of the Compensation Committee and the adequacy of its charter and recommending to the board of directors any changes that it deems necessary; and

•	handling such other matters that are specifically delegated to the Compensation Committee by our board of directors from time to time.
Our Compensation Committee has adopted a written charter, which sets forth the committee’s duties and responsibilities. The charter of the Compensation Committee is available on our website at www.gnty.com.
Compensation Committee Interlocks and Insider Participation
During 2017, none of the members of our Compensation Committee were an officer or employee of Guaranty Bancshares or Guaranty Bank & Trust. In addition, none of our executive officers serves or has served as a member of the board of directors, compensation committee or other board committee performing equivalent functions of any other entity that has one or more executive officers serving as one of our directors or on our Compensation Committee.
Corporate Governance and Nominating Committee
The members of our Corporate Governance and Nominating Committee are directors Elliott (Chairman), Baker, Bunch, Johnson and Miller. Our board of directors has evaluated the independence of each of the members of our Corporate Governance and Nominating Committee and has affirmatively determined that each of the members of our Corporate Governance and Nominating Committee meets the definition of an “independent director” under NASDAQ Global Select Market rules. Our Corporate Governance and Nominating Committee held one scheduled meeting in 2017.
The Corporate Governance and Nominating Committee assists the board of directors in its oversight of identifying and recommending persons to be nominated for election as directors and to fill any vacancies on the board of directors of the Company and each of our subsidiaries, monitoring the composition and functioning of the standing committees of the board of directors of the Company and each of our subsidiaries, developing, reviewing and monitoring the corporate governance policies and practices of the Company and each of our subsidiaries.
Among other things, our Corporate Governance and Nominating Committee is responsible for:

•	reviewing the performance of our board of directors of the Company and each of our subsidiaries;

•
identifying, assessing and determining the qualification, attributes and skills of, and recommend, persons to be nominated by our board of directors for election as directors and to fill any vacancies on the board of directors of the Company and each of our subsidiaries;

•	reviewing the background, qualifications and independence of individuals being considered as director candidates, including persons proposed by our shareholders;

•
reviewing and recommending to our board of directors each director’s suitability for continued service as a director upon the expiration of his or her term and upon any material change in his or her status;

•
reviewing the size and composition of the board of directors of the Company and each of our subsidiaries as a whole, and recommend any appropriate changes to reflect the appropriate balance of required independence, knowledge, experience, skills, expertise and diversity;

•	monitoring the function of our standing committees and recommending any changes, including the director assignments, creation or elimination of any committee;

•	developing, reviewing and monitoring compliance with our corporate governance guidelines and the corporate governance provisions of the federal securities laws and the listing rules applicable to us;

•
investigating any alleged violations of such guidelines and the applicable corporate governance provisions of federal securities laws and listing rules, and reporting such violations to our board of directors with recommended corrective actions;

•	reviewing our corporate governance practices in light of best corporate governance practices among our peers and determining whether any changes in our corporate governance practices are necessary;

•	considering any resignation tendered to our board of directors by a director and recommend the acceptance of such resignation if appropriate;

•	considering questions of possible conflicts of interest involving directors, including operations that could be considered competitive with our operations or otherwise present a conflict of interest;

•	reviewing and approving all related person transactions in accordance with our policy and procedures;

•	overseeing our director orientation and continuing education programs for the board of directors;

•	reviewing its charter and recommending to our board of directors any modifications or changes; and

•	handling such other matters that are specifically delegated to the Corporate Governance and Nominating Committee by our board of directors from time to time.
Our Corporate Governance and Nominating Committee has adopted a written charter, which sets forth the committee’s duties and responsibilities. The charter of the Corporate Governance and Nominating Committee is available on our website at www.gnty.com.
Director Qualifications
In carrying out its functions, the Corporate Governance and Nominating Committee will develop qualification criteria for all potential nominees for election, including incumbent directors, board nominees and shareholder nominees to be included in the Company’s future proxy statements. These criteria may include the following attributes:

•	adherence to high ethical standards and high standards of integrity;

•
sufficient educational background, professional experience, business experience, service on other boards of directors and other experience, qualifications, diversity of viewpoints, attributes and sills that will allow the candidate to serve effectively on the board of directors and the specific committee for which he or she is being considered;

•	evidence of leadership, sound professional judgment and professional acumen;

•	evidence the nominee is well recognized in the community and has a demonstrated record of service to the community;

•	a willingness to abide by any published code of conduct or ethics for the Company and to objectively appraise management performance;

•	the ability and willingness and ability to devote sufficient time to carrying out the duties and responsibilities required of a director;

•	any related person transaction in which the candidate has or may have a material direct or indirect interest and in which we participate; and

•
the fit of the individual’s skills and personality with those of other directors and potential directors in building a board of directors that is effective, collegial and responsive to the needs of the Company and the interests of our shareholders.

The Corporate Governance and Nominating Committee will also evaluate potential nominees for the Company’s board of directors to determine if they have any conflicts of interest that may interfere with their ability to serve as effective board members and to determine whether they are “independent” in accordance with applicable SEC and NASDAQ Global Select Market rules (to ensure that, at all times, at least a majority of our directors are independent). Although we do not have a separate diversity policy, the committee considers the diversity of the Company’s directors and nominees in terms of knowledge, experience, skills, expertise and other demographics that may contribute to the Company’s board of directors.
Prior to nominating or, if applicable, recommending an existing director for re-election to the Company’s board of directors, the Corporate Governance and Nominating Committee will consider and review the following attributes with respect to each existing director:

•	attendance and performance at meetings of the Company’s board of directors and the committees on which such director serves;

•	length of service on the Company’s board of directors;

•	experience, skills and contributions that the existing director brings to the Company’s board of directors;

•	independence and any conflicts of interest; and

•	any significant change in the director’s status, including the attributes considered for initial membership on the Company’s board of directors.
KSOP Committee
The KSOP Committee is responsible for managing the operation and administration of our KSOP. The KSOP Committee serves as the trustee of our KSOP and its members are appointed by our board of directors. The voting members of our KSOP Committee are directors Johnson (Chairman), Conroy, Elliott and Priefert. Our KSOP Committee held 10 scheduled meetings in 2017.
Code of Conduct; Code of Ethics for Chief Executive Officer and Senior Financial Officers
Our board of directors has adopted a Code of Conduct that applies to all of our directors, officers and employees. The Code of Conduct sets forth the standard of conduct that we expect all of our directors, officers and employees to follow, including our Chief Executive Officer and Chief Financial Officer. In addition, our board of directors has adopted a Code of Ethics for the Chief Executive Officer and Senior Financial Officers that applies to our Chief Executive Officer, our Chief Financial Officer and any other officer serving in a finance function and sets forth specific standards of conduct and ethics that we expect from such individuals in addition to those set forth in the Code of Conduct. Our Code of Conduct and our Code of Ethics for the Chief Executive Officer and Senior Financial Officers are available on our website at www.gnty.com.

We expect that any amendments to the Code of Conduct or the Code of Ethics for the Chief Executive Officer and Senior Financial Officers, or any waivers of their respective requirements, will be disclosed on our website, as well as any other means required by NASDAQ Global Select Market rules or the SEC.
Corporate Governance Guidelines
We have adopted Corporate Governance Guidelines to assist our board of directors in the exercise of its fiduciary duties and responsibilities and to promote the effective functioning of our board of directors and its committees. Our Corporate Governance Guidelines are available on our website at www.gnty.com.
Shareholder Communications with the Board
The board of directors has established the following procedure to enable anyone who has a concern regarding Guaranty to communicate that concern directly to an individual director, the board as a group, or a specified committee or group, including the independent directors as a group. Any such communication should be made using the following contact information:
Guaranty Bancshares, Inc.
c/o Corporate Secretary
201 South Jefferson Street
Mount Pleasant, Texas 75455
Each communication should specify the applicable addressee or addresses to be contacted as well as the general topic of the communication. Communications may be confidential or anonymous. Guaranty will initially receive and process communications before forwarding them to the addressee. Communications may also be referred to other departments within Guaranty. Guaranty generally will not forward to the directors a communication that it determines to be primarily commercial in nature or related to an improper or irrelevant topic, or that requests general information about Guaranty.
Concerns about questionable accounting or auditing matters or possible violations of the Code of Business Conduct should be reported under the procedures outlined in the Code, which is available on Guaranty’s website (www.gnty.com).
EXECUTIVE COMPENSATION AND OTHER MATTERS
We are providing compensation disclosure that satisfies the requirements applicable to emerging growth companies, as defined by the JOBS Act. Our named executive officers for 2017, which consist of our principal executive officer and the two other most highly compensated executive officers, are:

•	Tyson T. Abston, Chairman of the Board and Chief Executive Officer;

•	Kirk L. Lee, President; and

•	Clifton A. Payne, Senior Executive Vice President and Chief Financial Officer.
Agreements with Executive Officers
We have not entered into employment agreements with any of our named executive officers, each of whom serves at the pleasure of our board of directors and is an “at will” employee.
Summary Compensation Table
The following table presents summary information regarding the total compensation awarded to, earned by, and paid to our named executive officers who were serving as executive officers at the end of our fiscal year ended December 31, 2017. Except as set forth in the notes to the table, all cash compensation for each of our named executive officers was paid by the Company or by Guaranty Bank & Trust, where Messrs. Abston and Payne serve in the same capacity, and Mr. Lee serves as Vice Chairman and Chief Credit Officer.

Name and Principal Company Position	Year	Salary	Nonequity Incentive Plan Compensation (1)(2)	Nonqualified Deferred Compensation Earnings(3)	All Other Compensation (4)(5)(6)	Total
Tyson T. Abston	2017	$344,678	$315,152	$29,958	$76,904	$766,692
Chairman of the Board and Chief Executive Officer

Kirk L. Lee	2017	$246,211	$141,332	$23,833	$66,210	$477,586
President

Clifton A. Payne	2017	$234,300	$131,268	$27,929	$63,107	$456,604
Senior Executive Vice President and Chief Financial Officer
(1)    The amounts in this column include performance based cash bonuses of $302,152, $131,931 and $122,707 paid to Messrs. Abston, Lee and Payne, respectively, pursuant to the Company’s Employee Bonus Plan.
(2)    The amounts in this column also include the amount of vested contributions of $13,000, $9,401 and $8,561 earned by Messrs. Abston, Lee and Payne, respectively, pursuant to the Company’s Executive Incentive Retirement Plan.
(3)    The amounts in this column represent the amount of interest earned on vested contributions under the Company’s Executive Incentive Retirement Plan that exceeds 120.0% of the applicable federal long-term rate.
(4)    As other compensation, Mr. Abston received director fees of approximately $48,175, employer KSOP contributions of approximately $13,500, life insurance premiums of approximately $1,242, wellness benefits of $9,452 and $4,535 attributable to the use of a company car.
(5)    As other compensation, Mr. Lee received director fees of approximately $48,175, employer KSOP contributions of approximately $13,500, life insurance premiums of approximately $2,322 and $2,213 attributable to the use of a company car.
(6)    As other compensation, Mr. Payne received director fees of approximately $32,025, employer KSOP contributions of approximately $13,500, life insurance premiums of approximately $3,564, wellness benefits of $10,205 and $3,813 attributable to the use of a company car.
Outstanding Equity Awards at Fiscal Year-End
The following table sets forth information relating to the unexercised options held by our named executive officers as of December 31, 2017. All of the stock options shown in the table below were granted with a per share exercise price equal to the fair market value of our common stock on the grant date. Each of the stock options set forth below vests ratably in annual installments over a period of 10 years from the grant date, beginning on the first anniversary of the grant date. No stock options were exercised by the named executive officers and our Chief Financial Officer during fiscal 2017.

	Options Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Tyson T. Abston	15,000	35,000	-	24.00	10/15/2024
Kirk L. Lee	9,000	21,000	-	24.00	10/15/2024
Clifton A. Payne	7,500	17,500	-	24.00	10/15/2024

2015 Equity Incentive Plan
Our board of directors and shareholders adopted and approved the Guaranty Bancshares, Inc. 2014 Stock Option Plan, or Option Plan, which became effective on February 19, 2014. On February 18, 2015, our board of directors amended and restated the Option Plan as the 2015 Equity Incentive Plan, or 2015 Plan. Our shareholders adopted and approved 2015 Plan on April 15, 2015. The following is a brief summary of the material terms of our 2015 Plan.
Purpose.  The purpose of our 2015 Plan is to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentives to selected employees, directors and consultants and to promote the success of the Company’s and the Bank’s business by offering these individuals an opportunity to acquire a proprietary interest in the success of the Company.
Administration.  Our board of directors or one or more committees appointed by our board of directors will administer the 2015 Plan. For this purpose our board of directors has delegated general administrative authority for the 2015 Plan to the Compensation Committee.
Eligibility.  Persons eligible to receive awards under the 2015 Plan include officers, directors, employees and consultants. The Compensation Committee determines from time to time the participants to whom awards will be granted.
Authorized Shares; Limits on Awards.  The maximum number of shares of common stock that may be issued or transferred pursuant to awards under the 2015 Plan equals 1,000,000 shares, all of which may be subject to incentive stock option treatment. Under the terms of the 2015 Plan, the maximum aggregate number of shares of common stock that may be issued pursuant to all awards under the 2015 Plan, other than those subject to incentive stock option treatment, shall increase annually on the first day of each fiscal year following the adoption of the 2015 Plan by 20,000 shares, unless our board of directors determines a lesser amount.  For each fiscal year after adopting the 2015 Plan, we determined not to increase the number of shares that may be issued under the plan.  As a result, the maximum number of shares of common stock that may be issued or transferred pursuant to awards under the 2015 Plan continues to equal 1,000,000 shares, all of which may be subject to incentive stock option treatment. Additionally, the maximum number of shares that may be issued for awards to any single officer, employee or consultant participant during a calendar year for stock options and stock appreciation rights, or SARs, is 300,000 shares (200,000 shares for non-employee members of the board of directors), for other stock-based awards (excluding stock options and SARs but including restricted stock and restricted stock units) is 150,000 shares (100,000 shares for non-employee members of the board of directors) and for cash awards is $2.0 million.
If any shares of stock covered by an award granted under the 2015 Plan are not purchased or are forfeited or expire, or if an award otherwise terminates without delivery of any shares of stock subject thereto, or is settled in cash in lieu of shares of stock, then the number of shares of stock counted against the aggregate number of shares of stock available under the 2015 Plan with respect to the award will again be available for making awards under the 2015 Plan.
Currently Outstanding Awards.  As of February 28, 2018, 484,442 stock options and 2,398 restricted stock units were issued and outstanding under the 2015 Plan and an aggregate of 515,558 shares of our common stock remain available for issuance under the 2015 Plan. Other than as set forth above, no other types of incentive awards have been issued under the 2015 Plan as of February 28, 2018.
Adjustments for Changes in Capitalization.  In connection with recapitalizations, stock dividends, stock splits, combination of shares or other changes in the stock, our Compensation Committee will make adjustments that it deems appropriate to the aggregate number of shares of common stock that may be issued under the 2015 Plan and the terms of outstanding awards.

Incentive Awards.    The 2015 Plan authorizes the grant of stock options, SARs, restricted stock, restricted stock units, performance-based awards, as well as other awards described in the 2015 Plan. The 2015 Plan retains the flexibility to offer competitive incentives and to tailor benefits to specific needs and circumstances. Any award may be paid or settled in cash. An option or SAR will expire, or other award will vest, in accordance with the schedule set forth in the applicable award agreement.
Stock Options.  A stock option is the right to purchase shares of common stock at a future date at a specified price per share generally equal to, but no less than, the fair market value of a share on the date of grant. An option may either be an incentive stock option, or ISO, or a nonstatutory stock option, or NSO. ISO benefits are taxed differently from NSOs, as described below under “—Federal Income Tax Treatment of Awards under the 2015 Plan.” ISOs also are subject to more restrictive terms and are limited in amount by the Internal Revenue Code and the 2015 Plan. Full payment for shares purchased on the exercise of any option must be made at the time of such exercise in a manner approved by the Compensation Committee.
SARs.  A SAR is the right to receive payment of an amount equal to the excess of the fair market value of a share of common stock on the date of exercise of the SAR over the fair market value of a share of common stock the date on the date of grant.
Restricted Stock.  A restricted stock award is typically for a fixed number of shares of common stock that remain forfeitable unless and until specified conditions are met. Upon satisfaction of the applicable conditions, the holder of a restricted stock award may sell or transfer the shares.
Restricted Stock Units.  A restricted stock unit is an award that entitles the recipient to receive a share of our common stock or an amount of cash equal to the fair market value of a share of our common stock upon the satisfaction of applicable restrictions. Restricted stock units are similar to restricted stock; however restricted stock units are a promise to deliver shares or cash, while an award of restricted stock is a grant of actual shares of our common stock subject to transfer restrictions.
Performance-Based Awards.  Our Compensation Committee may designate any award, the exercisability or settlement of which is subject to the achievement of performance conditions, as a performance-based award that is intended to qualify as performance-based compensation within the meaning of Section 162(m) of the Internal Revenue Code. In order to qualify as performance-based compensation, the performance objectives used for the performance-based award must be from the list of performance objectives set forth in the 2015 Plan.
Until recently, Section 162(m) of the Internal Revenue Code imposed a limit, with certain exceptions, on the amount that a publicly held corporation may deduct in any tax year for the compensation paid or accrued to its principal executive officer and three highest compensated officers (other than the principal executive officer or the principal financial officer). However, on December 22, 2017, the President signed the Tax Cuts and Jobs Act, or the TCJA, into law. The TCJA repeals certain exceptions to the deductible limit for performance-based compensation for tax years beginning after 2017. In addition, the TCJA requires compensation paid to the principal financial officer also be subject to the limit, in addition to the principal executive officer and three other highest compensated officers, or covered employees. Once an employee is treated as a covered employee in a tax year after December 31, 2016, the individual remains a covered employee for all future years, including once they are no longer employed by the Company and with respect to payments made after the death of the covered employee. The TCJA does provide for a transition exception to these changes to Section 162(m) whereby the expansion of the rules mentioned above does not apply to remuneration paid under a written, binding contract in effect on November 2, 2017, so long as that agreement is not materially modified on or after that date.

Acceleration of Awards; Possible Early Termination of Awards.  Upon a change in control of our Company, outstanding awards under the 2015 Plan will be assumed or substituted on substantially the same terms. However, if the successor corporation does not assume or substitute the outstanding awards, then vesting of these awards will fully accelerate, and in the case of options or SARs, will become immediately exercisable. For this purpose a change in control is defined to include certain changes in the majority of our board of directors, the sale of all or substantially all of our assets and the consummation of certain mergers or consolidations.
Transfer Restrictions.  Subject to certain exceptions, awards under the 2015 Plan are not transferable by the recipient other than by will or the laws of descent and distribution and are generally exercisable, during the recipient’s lifetime, only by him or her.
Termination of or Changes to the 2015 Plan.  Our board of directors may, in its discretion, amend, alter or terminate the 2015 Plan or any award outstanding under the 2014 plan at any time and in any manner. Unless required by applicable law or listing agency rule, shareholder approval for any amendment will not be required. Unless previously terminated by our board of directors, the 2015 Plan will terminate on the tenth anniversary of its effective date. Outstanding awards may be amended, subject, however, to the consent of the holder if the amendment materially and adversely affects the holder.
Federal Income Tax Treatment of Awards under the 2015 Plan.  Federal income tax consequences (subject to change) relating to awards under the 2015 Plan are summarized in the following discussion. This summary is not intended to be exhaustive and, among other considerations, does not describe the deferred compensation provisions of Section 409A of the Internal Revenue Code to the extent an award is subject to and does not satisfy those rules, nor does it describe state, local, or international tax consequences.
For NSOs, we are generally entitled to deduct (and the optionee recognizes taxable income in) an amount equal to the difference between the option exercise price and the fair market value of the shares at the time of exercise. For ISOs, we are generally not entitled to a deduction nor does the participant recognize income at the time of exercise. The current federal income tax consequences of other awards authorized under the 2015 Plan generally follow certain basic patterns: SARs are taxed and deductible in substantially the same manner as NSOs; nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid (if any) only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant); bonuses and performance share awards are generally subject to tax at the time of payment; cash-based awards are generally subject to tax at the time of payment; and compensation otherwise effectively deferred is taxed when paid. We will generally have a corresponding deduction at the time the participant recognizes income. However, as for those awards subject to ISO treatment, we would generally have no corresponding compensation deduction.
If an award is accelerated under the 2015 Plan in connection with a change in control (as this term is used under the Internal Revenue Code), we may not be permitted to deduct the portion of the compensation attributable to the acceleration, commonly called parachute payments, if it exceeds certain threshold limits under the Code (and certain related excise taxes may be triggered). Furthermore, the aggregate compensation in excess of $1,000,000 attributable to awards which are not “performance-based” within the meaning of Section 162(m) of the Internal Revenue Code, or do not fall within any other applicable exceptions, we may not be permitted a deduction in certain circumstances.
Employee Bonus Plan
We sponsor an Employee Bonus Plan, or Bonus Plan. The Bonus Plan rewards officers and employees based on performance of individual business units of the Company. Earnings and growth performance goals for each business unit and for the Company as a whole are established at the beginning of the calendar year and approved annually by the board of directors. The Bonus Plan provides for a predetermined bonus amount to be contributed to the employee bonus pool based on (i) earnings target and growth for individual business units and (ii) achieving certain pre-tax return on average equity and pre-tax return on average asset levels for the Company as a whole. These bonus amounts are established annually by our board of directors. In 2017, the Bonus Plan expense was $2.3 million based on a pre-tax return on average equity and a pre-tax return on average assets of 13.51% and 1.29%, respectively.
Employee Stock Ownership Plan
As of January 1, 1992, the Bank amended and restated its 401(k) profit sharing plan in its entirety as an Employee Stock Ownership Plan, or ESOP, as defined in the Internal Revenue Code, and upon our acquisition of the Bank in 1997, the ESOP became the Guaranty Bancshares, Inc. Employee Stock Ownership Plan with 401(k) Provisions, or KSOP.
Our KSOP is designed to: (1) qualify as an employee stock ownership plan which is intended to be a stock bonus plan under the Internal Revenue Code, and Employee Retirement Income Security Act of 1974, as amended, or ERISA; (2) allow participants to make elective contributions in accordance with the Internal Revenue Code; and (3) allow the Bank and/or the Company to make matching contributions in accordance with the Internal Revenue Code and other contributions in accordance with the Internal Revenue Code and ERISA. Generally, an employee is an eligible participant in the KSOP upon the first day of the month coincident with or next following the date of hire in a full time position. In general, each such employee shall become eligible to receive allocations of non-elective contributions and forfeitures on the January 1 or July 1 coincident with completion of six consecutive months of service in which the employee is credited with 500 hours of service. Each such employee of the Company, Bank, and any affiliate shall become eligible to receive allocations of matching contributions on the January 1 or July 1 next following or coincident with the employee’s date of hire.
Employees may make elective “traditional” or “Roth” contributions to the plan, up to the maximum dollars amounts allowed annually by Internal Revenue Code and regulations. The Company has discretion to make matching contributions, on a dollar-for-dollar basis, with respect to salary deferrals up to a certain percentage of a participant’s compensation. In 2017, the KSOP contributed matching funds up to 5% of participant compensation. Company matching contributions are intended to be invested primarily in our common stock. Any cash dividends received by the trustee of the KSOP from shares of our stock held in the KSOP are applied, in the discretion of the trustee, to the purchase of additional shares of our common stock. The trustee of the KSOP is authorized to purchase our common stock from us directly or from any shareholder, and such stock may be outstanding, newly issued or treasury stock. All such purchases must be at a price not in excess of fair market value, in accordance with the Internal Revenue Code.
The KSOP was restated for IRS “Cycle A-2” on December 20, 2011, and received a favorable IRS Determination Letter for it on August 22, 2014. It was subsequently amended to (1) reflect the termination of the Company’s status as a Subchapter S corporation, (2) liberalize the entry date for the matching contribution, (3) include an automatic enrollment provision for new plan qualified employees, (4) allow forfeiture funds from the KSOP’s cash account to pay plan administration expenses, (5) allow forfeitures from the KSOP’s Company stock account to be allocated to plan participants (6) eliminate the plan’s participant class exclusion for hourly employees, and (7) adopt a distribution policy giving terminated employee participants the option to either receive distribution of their Company Stock accounts in kind or have such accounts converted to other investments.
The KSOP was restated for IRS “Cycle A-3” on December 14, 2016, which restatement includes the previous amendments, and the IRS issued a Favorable Determination Letter on October 18, 2017.
As of December 31, 2017, the KSOP held 1,314,277 shares of our common stock. Total compensation accrued or paid to the KSOP for the year ended December 31, 2017 was $965,000.
Executive Incentive Retirement Plan
We sponsor a non-qualified, non-contributory Executive Incentive Retirement Plan for the benefit of certain officers of the Bank with a title of senior vice president or above, including all of our named executive officers. This plan provides benefits to such personnel for the attainment of certain performance criteria in various predetermined amounts equal to targeted awards levels as adjusted for annual earnings performance of the Company. Contributions under this plan are granted annually on a deferred basis. Currently, depending on the officer, the Bank contributes between 3.0% and 9.0% of the officer’s salary each year into a deferral account, and each officer’s account balance is further credited each year by an amount equal to our annualized return on equity, subject to a minimum crediting rate of 5.0% and a maximum crediting rate of 13.0%. The Executive Incentive Retirement Plan’s normal retirement benefit is payable following separation from service after reaching age 65, and is payable over 120 months with a 7.5% post retirement interest rate. This plan also provides a death benefit to the participants. This plan is unfunded.
In connection with the Executive Incentive Retirement Plan, we have purchased life insurance policies for the individuals participating in such plan. The cash surrender value of the life insurance policies held by us totaled $19.1 million for the year ended December 31, 2017. Our expenses related to the Executive Incentive Retirement Plan totaled $447,000 for the year ended December 31, 2017, and our recorded liability under the Executive Incentive Retirement Plan totaled approximately $2.4 million for the year ended December 31, 2017.
Compensation of Directors
We pay our directors based on the directors’ participation in board of directors and committee meetings held throughout the year, and Guaranty Bank & Trust pays its directors in the same manner. During 2017, outside directors received an annual retainer of $20,000 and inside directors received an annual retainer of $14,000. In addition, outside directors received $600 per board meeting attended and inside directors received $300 per board meeting attended. Directors also received a fee per committee meeting attended, which varied based on the particular committee. The Chairman of the Audit Committee received a fee of $550 per meeting attended, and the other members received a fee of $325 per meeting attended. The Chairman of the Corporate Governance and Nominating Committee and the Chairman of the Compensation Committee each received a fee of $275 per meeting attended, and the other members of these committees received a fee of $175 per meeting attended. Directors serving on the KSOP Committee received a fee of $200 per meeting attended.
The following table sets forth compensation paid, earned or awarded during 2017 to each of our directors other than directors Abston, Lee and Payne, whose compensation is described above in “Summary Compensation Table.” The table also includes compensation earned by each director that is attributable to his service as a director of Guaranty Bank & Trust.

Name	Fees Earned or Paid in Cash	Total Compensation
Richard W. Baker	$83,900	$83,900
James S. Bunch	91,560	91,560
Johnny O. Conroy	71,825	71,825
Molly Curl	14,831	14,831
Bradley K. Drake	69,635	69,635
Christopher B. Elliott	90,400	90,400
Carl Johnson, Jr.	91,525	91,525
Weldon C. Miller	42,050	42,050
William D. Priefert	68,850	68,850
Arthur B. Scharlach, Jr.	38,625	38,625
Directors have been and will continue to be reimbursed for travel, food, lodging and other expenses directly related to their activities as directors. Directors are also entitled to the protection provided by the indemnification provisions in our certificate of formation and bylaws, and, to the extent they are directors of the Bank, the articles of association and bylaws of Guaranty Bank & Trust.
CERTAIN RELATIONSHIPS AND RELATED PERSONS TRANSACTIONS
In addition to the compensation arrangements with directors and executive officers described in “Executive Compensation” above, the following is a description of each transaction since January 1, 2017, and each proposed transaction in which:

•	we have been or are to be a participant;

•	the amount involved exceeds or will exceed $120,000; and

•
any of our directors, executive officers or beneficial holders of more than five percent of our capital stock, or any immediate family member of or person sharing the household with any of these individuals (other than tenants or employees), had or will have a direct or indirect material interest.

Policies and Procedures Regarding Related Person Transactions
Transactions by Guaranty Bank & Trust or us with related persons are subject to a formal written policy, as well as regulatory requirements and restrictions. These requirements and restrictions include Sections 23A and 23B of the Federal Reserve Act and the Federal Reserve’s Regulation W (which govern certain transactions by Guaranty Bank & Trust with its affiliates) and the Federal Reserve’s Regulation O (which governs certain loans by Guaranty Bank & Trust to its executive officers, directors, and principal shareholders). We have adopted policies to comply with these regulatory requirements and restrictions.
In addition, our board of directors has adopted a written policy governing the approval of related person transactions that complies with all applicable requirements of the SEC and the NASDAQ Global Select Market concerning related person transactions. Related person transactions are transactions in which we are a participant, the amount involved exceeds $120,000 and a related person has or will have a direct or indirect material interest. Related persons of Guaranty Bancshares, Inc. include directors (including nominees for election as directors), executive officers, beneficial holders of more than five percent of our capital stock and the immediate family members of these persons. Our executive management team, in consultation with outside counsel, as appropriate, will review potential related person transactions to determine if they are subject to the policy. If so, the transaction will be referred to the Corporate Governance and Nominating Committee for approval. In determining whether to approve a related person transaction, the Committee will consider, among other factors, the fairness of the proposed transaction, the direct or indirect nature of the related person’s interest in the transaction, the appearance of an improper conflict of interests for any director or executive officer taking into account the size of the transaction and the financial position of the related person, whether the transaction would impair an outside director’s independence, the acceptability of the transaction to our regulators and the potential violations of other corporate policies. Upon completion of the offering, our Related Person Transactions Policy will be available on our website at www.gnty.com.
Directed Share Program
Concurrently with our initial public offering, we offered up to 140,000 shares of our common stock at the initial public offering price to our directors, officers, employees and certain other persons through a directed share program. Sales of common stock to our directors, executive officers, and beneficial owners of more than five percent of our common stock for a total purchase price in excess of $120,000 through the directed share program are detailed below:

Shareholder	Issue Date	Shares	Per Share	Total Purchase
Richard W. Baker	May 12, 2017	50,000	$27.00	$1,350,000
James S. Bunch	May 12, 2017	5,000	27.00	135,000
Bradley K. Drake	May 12, 2017	20,000	27.00	540,000
William D. Priefert	May 12, 2017	5,000	27.00	135,000
Robert P. Sharp	May 12, 2017	10,000	27.00	270,000

Ordinary Banking Relationships
Certain of our officers, directors and principal shareholders, as well as their immediate family members and affiliates, are customers of, or have or have had transactions with, Guaranty Bank & Trust or us in the ordinary course of business. These transactions include deposits, loans, wealth management products and other financial services related transactions. Related person transactions are made in the ordinary course of business, on substantially the same terms, including interest rates and collateral (where applicable), as those prevailing at the time for comparable transactions with persons not related to us, and do not involve more than normal risk of collectability or present other features unfavorable to us. As of December 31, 2017, no related person loans were categorized as nonaccrual, past due, restructured or potential problem loans. We expect to continue to enter into transactions in the ordinary course of business on similar terms with our officers, directors and principal shareholders, as well as their immediate family members and affiliates.
BENEFICIAL OWNERSHIP OF THE COMPANY’S COMMON STOCK BY MANAGEMENT AND PRINCIPAL SHAREHOLDERS OF THE COMPANY
The following table provides information regarding the beneficial ownership of our common stock as of February 28, 2018, and as adjusted to reflect the completion of the offering, for:

•	each person known to us to be the beneficial owner of more than five percent of our common stock;

•	each of our directors and named executive officers; and

•	all directors and executive officers, as a group.
Beneficial ownership is determined in accordance with the rules of the SEC and generally includes shares over which a person exercises sole or share voting and/or investment power. Shares of common stock subject to options currently exercisable or exercisable within 60 days are deemed outstanding for purposes of computing the percentage ownership of the person holding the options but are not deemed outstanding for purposes of computing the beneficial ownership of any other person. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the tables below have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws. Unless otherwise noted, the address for each shareholder listed on the table below is: c/o Guaranty Bancshares, Inc., 201 South Jefferson Street, Mount Pleasant, Texas 75455.
The table below calculates the percentage of beneficial ownership based on 11,058,956 shares of common stock outstanding as of February 28, 2018. Beneficial ownership representing less than 1% is denoted with an asterisk (*).

	Number of Shares	Percent of Class
Name of Beneficial Owner
Greater than 5% shareholders
Guaranty Bancshares, Inc. Employee Stock Ownership Plan (with 401(k) provisions)(1)	1,352,400	12.23%
Directors and named executive officers
Tyson T. Abston(2)	158,836	1.43%
Richard W. Baker(3)	360,000	3.26%
James S. Bunch(4)	65,000	*
Johnny O. Conroy(5)	143,158	1.29%
Molly Curl(6)	1,000	*
Bradley K. Drake(7)	200,000	1.80%
Christopher B. Elliott(8)	103,758	*
Carl Johnson, Jr.(9)	48,000	*
Kirk L. Lee10)	193,999	1.75%
Weldon C. Miller(11)	440,686	3.98%
Clifton A. Payne(12)	222,620	2.01%
William D. Priefert(13)	194,556	1.76%
Arthur B. Scharlach, Jr.(14)	119,438	1.08%
Other executive officers
Martin C. Bell(15)	66,524	*
Charles A. Cowell(16)	39,762	*
Randall R. Kucera(17)	29,212	*
Harold E. Lower, II(18)	24,461	*
J. Daniel Muskrat(19)	12,618	*
Robert P. Sharp(20)	88,426	*
All directors and executive officers as a group (19 persons)	2,512,053	22.57%

(1)
Each KSOP participant has the right to direct the KSOP trustee to vote the shares allocated to his or her account on all matters requiring the vote of our shareholders. In the event that a participant does not direct the KSOP trustee on how to vote his or her allocated shares, the KSOP trustee will determine how such shares are voted. The KSOP trustee also has the right to vote all shares held by the KSOP that are not allocated to the participants' accounts and may be deemed the beneficial owner thereof. The business address for our KSOP is 201 South Jefferson, Mount Pleasant, Texas 75455.

(2)
Includes 80,000 shares held by Mr. Abston individually, 50,000 of which have been pledged as collateral to secure outstanding debt obligations, 63,836 shares held by the Company’s KSOP and allocated to Mr. Abston’s account and 15,000 exercisable options.

(3)	Includes 350,000 shares held by Mr. Baker individually and 10,000 shares held by Mr. Baker's spouse.

(4)	Shares are held jointly by Mr. Bunch and his spouse.

(5)	Includes 141,158 shares held by Mr. Conroy individually and 2,000 shares held by Mr. Conroy's spouse.

(6)	Shares are held by The Curl Family Trust, of which Ms. Curl is a trustee.

(7)	Shares are held by Mr. Drake individually, 30,000 of which have been pledged as collateral to secure outstanding debt obligations.

(8)	Includes 10,000 shares held individually by Mr. Elliott, 77,820 shares held jointly by Mr. Elliott and his spouse, and 15,938 shares held by Mr. Elliott’s individual retirement account.

(9)	Shares are held jointly by Mr. Johnson and his spouse.

(10)	Includes 64,000 shares held jointly by Mr. Lee and his spouse, 120,999 shares held by the Company’s KSOP and allocated to Mr. Lee’s account and 9,000 exercisable options.

(11)
Includes 168,744 shares held by Mr. Miller individually, 120,000 shares of which have been pledged as collateral to secure outstanding debt obligations, 118,094 shares held by the Everybody’s Furniture Company Profit Sharing Plan & Trust of which Mr. Miller is the trustee, 15,000 shares of which have been pledged as collateral to secure outstanding debt obligations, and 153,848 shares held by the JoAnn Miller Trust, of which Mr. Miller’s spouse is trustee.

(12)	Includes 80,000 shares held by Mr. Payne individually, 135,120 shares held by the Company’s KSOP and allocated to Mr. Payne’s account and 7,500 exercisable options.

(13)	Includes 97,560 shares held by the Bill and Shayne Priefert Family Trust and 96,966 shares held by the Priefert Retirement Trust, both of which Mr. Priefert is the trustee.

(14)	Includes 65,394 shares held by Mr. Scharlach individually and 54,044 shares held by Mr. Scharlach’s spouse, all of which have been pledged as collateral to secure outstanding debt obligations.
(15) Includes 15,603 shares held by Mr. Bell individually, 40,121 shares held by the Company’s KSOP and allocated to Mr. Bell’s account and 10,800 exercisable options.
(16) Includes 18,948 shares held by Mr. Cowell individually, all of which have been pledged as collateral to secure outstanding debt obligations, 10,110 shares held by Mr. Cowell's individual retirement account, 2,704 shares held by the Company’s KSOP and allocated to Mr. Cowell’s account and 8,000 exercisable options.
(17) Includes 1,000 shares held by Mr. Kucera individually, 23,412 shares held by the Company’s KSOP and allocated to Mr. Kucera’s account and 4,800 exercisable options.
(18) Includes 5,000 shares held by Mr. Lower individually, 14,661 shares held by the Company’s KSOP and allocated to Mr. Lower’s account and 4,800 exercisable options.
(19) Includes 6,618 shares held by the Company’s KSOP and allocated to Mr. Muskrat’s account and 6,000 exercisable options.
(20) Includes 17,500 shares held by Mr. Sharp individually, 43,876 shares held by Robert Patrick Sharp Lifetime Trust, of which Mr. Sharp is a trustee, 21,050 shares held by the Company’s KSOP and allocated to Mr. Sharp’s account and 6,000 exercisable options.

Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934 and the related regulations require our officers and directors, and anyone owning more than ten percent of our common stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission, and to furnish us with copies of the forms. We assist our directors and executive officers in complying with these requirements.
Based on our review of the forms we received, or written representations from reporting persons, we believe that all applicable reporting persons satisfied these filing requirements during 2017 except for the Initial Statement of Beneficial Ownership of Securities on Form 3 filed by the following individuals: Martin C. Bell, Charles A. Cowell, Harold E. Lower II, J. Daniel Muskrat and Robert P. Sharp. Each of these filings were required to be filed on the date of the effectiveness of our registration statement on Form S-1, May 8, 2017, but were filed on the following day, May 9, 2017, due to unexpected delays in obtaining filing codes for these individuals.

PROPOSAL 2 -
RATIFICATION OF APPOINTMENT OF WHITLEY PENN LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2018
Pursuant to the recommendation of the Audit Committee, the Board has appointed Whitley Penn LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2018. Whitley Penn LLP has served as the Company’s independent registered public accounting firm since 2015.
At the annual meeting, the shareholders will be asked to consider and act upon a proposal to ratify the appointment of Whitley Penn LLP. The ratification of such appointment will require the affirmative vote of the holders of a majority of the outstanding shares of common stock entitled to vote and present in person or represented by proxy at the annual meeting. Representatives of Whitley Penn LLP are expected to be present at the annual meeting, will be given an opportunity to make a statement (if they desire to do so) and are expected to be available to respond to appropriate questions.
Shareholder ratification of the selection of Whitley Penn LLP as the Company’s independent registered public accounting firm for the 2018 fiscal year is not required by the Company’s bylaws, state law or otherwise. However, the board of directors is submitting the selection of Whitley Penn LLP to the Company’s shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain Whitley Penn LLP. Even if the selection of Whitley Penn LLP is ratified, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the 2018 fiscal year if it determines that such a change would be in the best interests of the Company and its shareholders.

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF WHITLEY PENN LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2018.

SHAREHOLDER PROPOSALS AND NOMINATIONS
FOR 2019 ANNUAL MEETING
Shareholders interested in submitting a proposal for inclusion in the proxy statement for our 2019 annual meeting may do so by following the procedures set forth in Rule 14a-8 promulgated under the Exchange Act. To be eligible for inclusion, shareholder proposals must be received by us at our principal executive offices, 201 South Jefferson Street, Mount Pleasant, Texas 75455, addressed to Sondra Cunningham, Corporate Secretary, 201 South Jefferson Avenue, Mount Pleasant, Texas 75455, no later than December 6, 2018. The proposal and its proponent must satisfy all applicable requirements of Rule 14a-8. However, as the rules of the Securities and Exchange Commission make clear, simply submitting a proposal does not guarantee its inclusion.
In addition, under our bylaws, a shareholder who wishes to nominate an individual for election to our board of directors directly or to propose any business to be considered at an annual meeting (other than matters brought under Rule 14a-8) must deliver advance written notice of that nomination or business to us following certain procedures contained in our bylaws. To be timely, the notice must be received by our Corporate Secretary at our principal executive offices not less than 90 nor more than 120 days before the first anniversary of the date of the 2018 annual meeting, unless our 2019 annual meeting is held on a date that is not within 30 days before or after the first anniversary of the date of the 2018 annual meeting. In that case, to be timely, notice must be delivered not later than the close of business on the fifteenth day following the date on which notice of the date of the 2019 annual meeting is mailed or public disclosure of the date of the 2019 annual meeting is made, whichever occurs first.
To be in proper form, a shareholder’s notice must include all of the information about the proposal or nominee required by our bylaws. You may obtain a copy of our bylaws upon written request to our Corporate Secretary at our principal executive offices. The chairman of the annual meeting may refuse to acknowledge any director nomination or the proposal of any business not made in compliance with the procedures contained in our bylaws.

COST OF ANNUAL MEETING AND PROXY SOLICITATION
We will bear all costs associated with the 2018 annual meeting, including the cost of soliciting proxies. In addition to soliciting proxies by mail, we may solicit proxies by personal interview, telephone, email or other electronic means. No director, officer or employee will be paid any additional compensation for any solicitation activities, although we will reimburse to them any out-of-pocket expenses. We may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of these proxy materials to the beneficial holders and to request instructions for the execution of proxies, and may reimburse these persons for their related expenses. Proxies are solicited to provide all record holders of our common stock with an opportunity to vote on the matters to be presented at the annual meeting, even if they cannot attend the meeting in person.
ANNUAL REPORT ON FORM 10-K
The Company will furnish, without charge, a copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, as filed with the SEC, to any shareholder upon written request to Sondra Cunningham, Corporate Secretary, 201 South Jefferson Avenue, Mount Pleasant, Texas 75455.
The Company’s Annual Report on Form 10-K, including consolidated financial statements and related notes, for the year ended December 31, 2017, as filed with the SEC, accompanies but does not constitute part of this proxy statement.

OTHER MATTERS
The board of directors does not intend to bring any other matter before the annual meeting and does not know of any other matters that are to be presented for action at the annual meeting. However, if any other matter does properly come before the annual meeting or any adjournment thereof, the proxies will be voted in accordance with the discretion of the person or persons voting the proxies.
You are cordially invited to attend the annual meeting. Regardless of whether you plan to attend the annual meeting, you are urged to complete, date, sign and return the enclosed proxy in the accompanying envelope at your earliest convenience.

Guaranty Bancshares, Inc.

IMPORTANT ANNUAL MEETING INFORMATION

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. [X]

Annual Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposal 2.

1. Election of Directors: To elect the following persons to serve as Class III directors of Guaranty Bancshares, Inc. to serve for a term of three years or until their successors are duly elected and qualified:

	For	Against	Abstain
01 - James S. Bunch	☐	☐	☐
02 - Molly Curl	☐	☐	☐
03 - Christopher B. Elliott	☐	☐	☐
04 - Weldon C. Miller	☐	☐	☐
05 - William D. Priefert	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please execute this Proxy exactly as your name appears below. When shares are held by two or more persons as joint tenants, both or all should sign. When signing as attorney, executor, administrator, trustee or guardian or in another fiduciary capacity or representative capacity, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X

02SV0E

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — Guaranty Bancshares, Inc.

Notice of 2018 Annual Meeting of Shareholders

Guaranty Bank & Trust
100 West Arkansas Street
Mount Pleasant, Texas 75455
Proxy Solicited by Board of Directors for Annual Meeting — May 16, 2018

The undersigned hereby appoints Tyson T. Abston and Kirk L. Lee, and each of them, with power of substitution to each, to be the attorneys and proxies of the undersigned at the Annual Meeting of Shareholders (the 'Meeting') of Guaranty Bancshares, Inc., Mount Pleasant, Texas (the 'Company'), to be held at Guaranty Bank & Trust, 100 West Arkansas Street, Mount Pleasant, Texas 75455, on Wednesday, May 16, 2018, at 1:00 p.m., local time, and any adjournment(s) thereof, and to represent and vote, as designated below, all of the shares of common stock of the Company held of record by the undersigned on March 19, 2018, granting unto such attorneys and proxies, and to each of them and to their substitutes full power and authority to act for and in the name of the undersigned at such meeting and all adjournments thereof.

IF PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF THE PROXY IS DULY EXECUTED AND RETURNED, BUT NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED 'FOR' ELECTION OF THE FIVE CLASS III DIRECTOR NOMINEES AND 'FOR' THE RATIFICATION OF APPOINTMENT OF WHITLEY PENN LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2018. THE PROXIES WILL USE THEIR DISCRETION WITH RESPECT TO ANY OTHER MATTERS PROPERLY BROUGHT BEFORE THE MEETING.

This Proxy may be revoked at any time before it is voted. Revocation may be affected by (i) written notice to the Company addressed to Secretary, Guaranty Bancshares, Inc. 201 South Jefferson Avenue, Mount Pleasant, Texas 75455, (ii) a subsequently dated proxy, or (iii) by attending the Meeting, requesting the return of the proxy and voting your shares in person. No revocation will be effective until received by the Company at or prior to the Meeting. Such revocation will not affect a vote on any matters taken prior thereto. This proxy shall survive the disability of the undersigned.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side.)